UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2006

ELDERWATCH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-51249 (Commission File Number)	65-0891381 (IRS Employer Identification No.)

11731 Briarwood Circle, #1
Boynton Beach, FL 33457
(Address of Principal Executive Offices, Zip Code)

(561) 740-0103
(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

As of August 14, 2006, Elderwatch, Inc. (the “Company”) has sold to twenty one investors an aggregate of 2,500,000 units of its securities, each unit consisting of one share of common stock, one Class A Warrant entitling the holder thereof to purchase one share of common stock at an exercise price of $0.20 per share, expiring on December 31, 2007, and one Class B Warrant entitling the holder thereof to purchase one share of common stock at an exercise price of $0.30 per share, expiring on June 30, 2009. The purchase price of each unit was $0.10. The units were offered and sold pursuant to a placement held under Regulation S promulgated under the Securities Act. The Company did not make any offers in the United States, each of the purchasers was outside the United States, and there were no selling efforts in the United States.

For all the terms and conditions of the Subscription Agreements, the Class A Warrant Agreements, and the Class B Warrant Agreements, reference is hereby made to the form of such agreements annexed hereto, respectively, as Exhibits 10.1, 10.2, and 10.3. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 14, 2006, the Board of Directors of the Company concluded that the Company’s financial statements included in the following reports should no longer be relied upon: Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005; and Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2006, September 30, 2005, and June 30, 2005. The financial statements included in such reports contained the following errors: (a) certain information provided on the financial statements is inconsistent; and (b) the balance sheet included in the 10-QSB for the fiscal quarter ended March 31, 2006 is incorrect. The Company intends to correct such errors as soon as practicable.

The Company and its counsel have discussed the matters disclosed under this Item 4.02 of this Form 8-K with Madsen & Associates, CPA’s Inc., its independent registered public accounting firm.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.	Not applicable
(b) Pro forma financial information.	Not applicable
(c) Exhibits

Exhibit 10.1	Form of Subscription Agreement
Exhibit 10.2	Form of Class A Warrant Agreement
Exhibit 10.3	Form of Class B Warrant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDERWATCH, INC.

Date: August 15, 2006	By:	/s/ Doron Uziel
Name: Doron Uziel Title: President, Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer